THE UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2019

Giga-tronics Incorporated

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-12719 (Commission File No.)	94-2656341 (IRS Employer Identification Number)

5990 Gleason Drive, Dublin, CA		94568
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (925) 328-4650

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2019, the compensation committee of the board of the directors of Giga-tronics Incorporated (the “Company”) adopted three new forms of agreements with respect to the granting of stock options to directors, executive officers and employees under the Giga-tronics Incorporated 2018 Equity Incentive Plan (the “2018 Plan”). The Company expects these forms of agreements will be used for future grants under the 2018 Plan, though the Company may use different forms from time to time as approved by the board of directors or its compensation committee.

The three new forms of option agreements generally provide that options will vest over four years, with 25% of the options vesting on the first anniversary of the grant date and the balance of the options vesting in equal parts over the following 36 months, subject to the optionholders’ continuing service with the Company. The form of executive officers’ option agreement further provides that the options will vest in full if the executive’s employment is either terminated by the Company or by the executive with good reason, as defined in the agreement, in connection with a change of control. The Company anticipates that it may grant options to its executive officers using either the form for executive officers or the form for employees generally, as determined by the board of directors or its compensation committee from time to time.

The foregoing description of the forms of option agreements is qualified in its entirety by reference to the forms attached hereto as Exhibits 10.1, 10.2 and 10.3 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Reference is made to the exhibits listed in the Exhibit Index included with this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2019	GIGA-TRONICS INCORPORATED

	By:	/s/ Lutz Henckels
Lutz Henckels, Executive Vice President and
Interim Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.1	Form of Option Agreement for Directors under 2018 Equity Incentive Plan

10.2	Form of Option Agreement for Certain Grants to Executive Officers under 2018 Equity Incentive Plan

10.3	Form of Option Agreement for Employees and Executive Officers

3